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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): April 7, 1998




                              POSITRON CORPORATION
               (Exact Name of Registrant as Specified in Charter)





          TEXAS                        0-24092                 76-0083622
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)




1304 LANGHAM CREEK DRIVE #310, HOUSTON, TEXAS                     77084
  (Address of Principal Executive Offices)                     (Zip Code)




                                 (281) 492-7100
               Registrant's telephone number, including area code:

                              16350 PARK TEN PLACE
                              HOUSTON, TEXAS 77084
          (Former name or former address, if changed since last report)






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ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) (i) On April 7, 1998, Coopers & Lybrand L.L.P. (the "Former Accountants"), by means of a letter addressed to the Chairman of the Board and Chief Executive Officer of Positron Corporation (the "Company") informed the Company that it had resigned as the Company's independent auditors. The resignation arises from the Former Accountants' desire to terminate its relationship with the Company because of the Company's current financial condition.

             (ii) There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either of the Registrant's past two (2) years except, (i) the Former Accountant's report on the financial statements of the Company as of and for the years ended December 31, 1996, contained a separate paragraph stating that "the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." and (ii) the financial statements of and for the fiscal year ended December 31, 1997 have not been audited.

             (iii) This decision to resign was made by the Former Accountants and was neither approved nor disapproved by the Company's Board of Directors.

             (iv)&(v) During the two most recent fiscal periods ended December 31, 1997 and December 31, 1996 and from December 31, 1997 until April 7, 1998,
(i) there were no disagreements between the Company and the Former Accountants on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused it to make reference thereto in its report and (ii) there were no reportable events as defined in paragraph 304(a)(1)(v) of Regulation S-K.

         (b) As of the date of this Report, the Company has not yet engaged new independent accountants as successor to the Former Accountants. Because of the Company's current financial condition, there are no assurances that the Company will be successful in engaging new independent accountants.


ITEM 5.   OTHER EVENTS

         On April 21, 1998, the Company issued a press release disclosing that
(i) Coopers and Lybrand L.L.P. had resigned as the Company's independent accountants, (ii) on January 21, 1998, David O. Rodrigue, the Company's Chief Financial Officer and Secretary resigned and the Company has not employed a replacement Chief Financial Officer, (iii) on April 14, 1998, Howard R. Baker the Company's Executive Vice President tendered his resignation to be effective May 14, 1998, (iv) the Company has failed to timely file its annual report on Form 10-KSB for the year ended December 31, 1997 and will be unable to do so until it has engaged new independent auditors and such auditors have completed an audit of the Company's financial statements as of and for the fiscal year ended December 31, 1997 and (v) the Company is not able to pay its obligations as they come due. See Exhibit 99.1 for the full text of the press release which is hereby incorporated by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


         16.1     Letter from Coopers & Lybrand L.L.P.

         99.1     Press release dated April 21, 1998



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    POSITRON CORPORATION
                                    (Registrant)



Date:  April 20, 1998               By: /s/ Gary B. Wood
                                       -----------------------------------------
                                    Name:    Gary B. Wood, Ph.D.
                                    Title:   Chairman of the Board, President
                                             and Chief Executive Officer





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                                  EXHIBIT INDEX



EXHIBIT NO.                              NAME OF ITEM
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16.1    --  Letter from Coopers & Lybrand L.L.P.
99.1    --  Press release dated April 21, 1998